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                                                                    EXHIBIT 23.3


INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Metal Management, Inc. on Form S-3 of our report on the Cozzi Iron & Metal, Inc. financial statements dated April 22, 1997, appearing in the Proxy Statement of Metal Management, Inc. dated November 20, 1997.





Deloitte & Touche LLP
Chicago, Illinois
December 29, 1997